Exhibit 99.1

 Interleukin-12 (IL-12) KOL Roundtable  NASDAQ: PDSB | April 21, 2023

 Forward Looking Statements  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation.KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 Disclaimer  PDS Biotech is hosting this roundtable  Each panelist is speaking at the request of PDS Biotech  Information presented is consistent with FDA guidelines

 Introducing our Panel  Dr. James Gulley  Co-Director of the Center for   Immuno-Oncology  National Cancer Institute  Dr. Jeffrey Schlom   Co-Director of the Center for   Immuno-Oncology  National Cancer Institute

 Today’s Agenda  5  Welcome and Introductions  Dr. Lauren V. Wood  History of IL-12 and NHS-IL12/PDS0301  Dr. James Gulley  Preclinical and Mechanistic Studies of NHS-IL12/PDS0301   Dr. Jeffrey Schlom  Clinical Studies of NHS-IL12/PDS0301  Dr. James Gulley  Panel Discussion   Moderated by Dr. Lauren V. Wood  Closing Remarks  Dr. Lauren V. Wood

 History of IL-12   and NHS-IL12 / PDS0301  Dr. James Gulley

 Investigations elucidate the mechanisms of IL-12 anti-tumor activity  Modified from Trinchieri G, Nature Reviews Immunology 2003  DC  IL-12  Antigen processing & presentation

 1994: Early clinical development of IL-12  Day  1  Test dose  15  Cycle 1  19  35  Cycle 2  40  Tumor measurement  50  Schema of Phase 1:  Day  1  Cycle 1 (dosed at MTD)  5  Schema of Phase 2:  500 ng/kg defined as the MTD  Explanation: Mouse and monkey data show that the ‘test dose’ in the phase one trial reduced the toxicity of subsequent daily administrations – clinical trials allowed to resume…  Severe toxicity in all patients; two patient deaths; trial stopped –   Source: Leonard J et al, Blood 1997, Atkins M et al, Clin Ca Res 1997

 IL-12 de-sensitization in patients is associated with counter-induction of IL-10  The first dose of IL-12 increases production of Th1 cytokines such as IFN-γ and TNF-α  Frequent, repeated dosing was associated with declining IFN-γ and TNF-α levels, and a persistent elevation of the Th2 cytokine, IL-10  IL-10 is a negative regulator of IL-12 activity  Repeated administration also increased serum levels of soluble IFN-γ receptor  IL-10  1st dose  7th dose  IFN-γ  Source: Portielje J, Clin Can Res 2003

 After well over a decade in the clinic, recombinant IL-12 has failed due to limited efficacy and toxicity  Phase 2  Selected Phase I  Limited efficacy observed in RCC and melanoma  Promising activity against lymphomas  Immunomodulatory effects clearly demonstrated  Toxicities problematic, tolerability improved with s.c. delivery  Frequent, repeated dosing causes a de-sensitization effect that limits efficacy…

 Re-thinking IL-12 immunotherapy  A strategy for success with NHS-IL12 (PDS0301):  NHS-IL12 targets IL-12 delivery to the tumor, increasing exposure at the tumor site while reducing systemic exposure  Further improved tolerability due to the reduced potency of NHS-IL12  NHS-IL12 is a large macromolecule (~250 kDa) with a longer PK than rIL-12, providing efficacious exposure with a single s.c. dose, eliminating the need for frequent dosing  Administration by s.c. route will promote lymphatic absorption of the large NHS-IL12 molecule, promoting IL-12 effects at draining lymph nodes prior to systemic distribution  Monitor the IL-10/IFN-γ axis to guide the establishment of optimal dose schedules in the clinic

 NHS-IL12 - Molecule Overview  Molecule Composition  M9241 (NHS-IL12) is an immuno-cytokine comprised of two IL-12 heterodimers each fused to one of the H-chains of the IgG NHS76 (fully human) antibody  It is a complex molecule with several glycosylation sites  IL-12 has been genetically modified to eliminate a proteolytic cleavage site (p40 clipping resistant)  The junction region between the IL-12 and NHS76 has been de-immunized.   Molecule Characteristics  NHS76 targets regions of tumor necrosis where cell membrane integrity has been lost and DNA has become exposed.   It has affinity for both single- and double-stranded DNA  Tolerability is further increased by administering NHS-IL12 by the s.c. route of administration to achieve a slow, sustained release into the bloodstream and enhance lymphatic absorption  No ADCC or CDC activity in vitro

MOA: Innate & Adaptive Immunity Driving Force



Activated APC
CD8⁺ Tc
IL-12
IFN-γ
IL-12
IFN-γ
NK
IL-12
IL-12
B
IFN-γ
Expression of IP-10 and MIG
Antiangiogenic effect
Cytotoxic effect
Reprogramming myeloid-derived suppressor cells
IgG
CD4⁺ Th0
CD4⁺ Th1
Th1-type cytokines
Cancer cells

- Distinct Mechanisms for IL-12 as a Tumor Targeting Therapy
- Induces differentiation of naïve CD4+ T-cells to the Th1 phenotype
- Increases the proliferation and lytic capacity of CD8+ cytotoxic T cells and NK cells
- Promotes IFN-γ production via NK & T-cells
  - Increases the production of IP-10 (interferon-inducible protein 10) and MIG (monokine induced by interferon gamma) which then mediates an anti-angiogenic effect
  - Enhances antigen-presentation through paracrine upregulation of MHC class I and II expression

PDS Biotechnology

Source: Lasek et al 2014

13

 Effector programing of CD8+ T-cells dependent on APC in TME  CD8+ T cells in tumor-draining lymph nodes maintain a TCF1+ stem-like program  Tumor-specific CD8+ T cells migrate to the tumor in the stem-like state  CD8+ T cells only acquire the canonical effector program within the tumor  Effector program acquisition requires co-stimulation in the tumor microenvironment  Source: Prokhnevska…Kissick et al. CD8+ T cell activation in cancer comprises an initial activation phase in lymph nodes followed by effector differentiation within the tumor. Immunity Dec 2022

 Kinetic Analysis of Tumor Localization Following s.c. Administration of AF750-labeled NHS-muIL12 and BC1-muIL12   15  chTNT is a mouse/human chimeric Ab  131I-chTNT is a targeted radiotherapeutic  Image at right shows biodistribution of 131I-chTNT in a patient with lung cancer.  131I-chTNT is licensed in China for advanced lung cancer treatment  NHS-76 is a fully human 2nd generation TNT antibody  131I-chTNT targeting to lung tumor

 Preclinical and Mechanistic Studies of NHS-IL12/PDS0301   Dr. Jeffrey Schlom

 Components of Effective Cancer Immunotherapy  Source: Schlom and Gulley. JAMA, 2018

Exploiting Immunotherapy Combinations With NHS-IL12/PDS0301


IL-12
NKT
NK
CD4 T
CD8 T
T cell Priming
Effector function
T cell survival
IFN-γ
Adaptive Immunity
CD8 T
CD4 T
Innate Immunity
NK
ANGIOGENESIS
αVβ3 integrin
I-CAM1
V-CAM1
CHEMOKINES
IP-10
MIG
MHC CLASS I
PROCESSING
LMP2
LMP7
ECM REMODELING
VEGF
MMPs

Potential of IL-12 as an anti-cancer therapy:

- Bridges host innate and adaptive immunity
- Produced by activated APCs (macrophages, DCS, neutrophils, B cells)
  - Drives Th1 differentiation of helper T cells
  - Promotes IFN-γ production via NK & T cells
  - Increases proliferation and lytic capacity of NK, NKT, and CD8$^+$ T cells
  - Stimulates further IL-12 production in DCs & enhances antigen presentation
  - Upregulates IP-10/CXCL10 & MIG/CXCL9
    - mediate an anti-angiogenic effect
    - drive infiltration of CD8$^+$ T cells

Clinically, recombinant human IL-12 has a narrow therapeutic index and its systemic administration can result in significant toxicity

PDS Biotechnology

Image: Del Vecchio, et al. Cancer Res, 2020

18

Tumor Localization Kinetics of AF750-labeled NHS-muIL12 and BC1-muIL12 (sc)


A
8 hr
24 hr
48 hr
72 hr
Location of SC injection
NHS-muIL12 by SC route
SC tumor
BC1-muIL12 by SC route
Max
Min



B


SC Administration
NHS-muIL12/AF750
BC1-muIL12/AF750
Mean Fluorescence
6.00E+08
4.00E+08
2.00E+08
0.00E+00
0
24
48
72
Hours

Antitumor Effect of
<u>NHS-muIL12 vs. muIL12 (sc)</u>

MC38


Tumor Volume (mm³)
3000
2000
1000
0
0
5
10
15
20
Days post-treatment
*

LLC


PBS
muIL-12 5.4µg
NHS-muIL-12 10µg
Tumor Volume (mm³)
4000
3000
2000
1000
0
0
5
10
15
Days post-treatment
***

PDS Biotechnology

Fallon...Schlom, Greiner. Oncotarget, 2014; Greiner...Schlom. Immunotargets Ther., 2021

19

The Combination of PDS0101, NHS-IL12 and Bintrafusp alfa Reduced Tumor Volume and Increased T-cell Clonality in TC-1–bearing Mice

Treatment	# Mice with Tumor Volume <300mm^3
PBS Control	0/16
R-DOTAP	0/8
PDS0101	3/16
Bintrafusp alfa	0/16
NHS-IL12	6/16
PDS0101+Bintrafusp alfa	5/16
PDS0101+NHS-IL12	10/16
NHS-IL12+Bintrafusp alfa	8/16
PDS0101+NHS-IL12+Bintrafusp alfa	13/17

Treatment	T-cell Clones per 25% of TCR Repertoire (Avg)
PBS Control	18
PDS0101	12
Bintrafusp alfa	22
NHS-IL12	25
PDS0101+Bintrafusp alfa	8
PDS0101+NHS-IL12	6
NHS-IL12+Bintrafusp alfa	18
PDS0101+NHS-IL12+ Bintrafusp alfa	3

PDS Biotechnology

Source: Smalley Rumfield…Schlom, Jochems. J Immunother Cancer. 2020

20

 PDS0301 (NHS-IL12) Accumulates in Tumors and Promotes PDS0101 Induced CD8 and CD4   T Cell Infiltration and Expansion in Tumors – Maximum T Cell Accumulation in Tumor with All Three Agents  21  PBS Control  PDS0301 (NHS-IL12)  PDS0101 vaccine  PDS0101 + PDS0301  PDS0101 + PDS0301 + checkpoint inhibitor

 Hypothesis: Necrosis-inducing Agents Will Increase NHS-IL12 Targeting to the Tumor and Increase Immune Activation  Day 17  Docetaxel causes necrosis in a dose-specific manner  Tumoral NHS-IL12

 Anti-tumor Activity of Docetaxel + NHS-IL12

 Docetaxel and NHS-IL-12 Combination Therapy Independent of PD-L1 Tumor Expression  MC38-PD-L1 KO: MC38 cells were co-transfected recombinant Cas9 and a RNA targeting murine PD-L1  PD-L1 negative cells were cloned and used in subsequent studies  Model of Primary Checkpoint Resistance   Cells made and characterized by Dr. Duane Hamilton

 FDA-approved HDACi  Indication  Vorinostat  Cutaneous T cell lymphoma  Romidepsin  Cutaneous & peripheral T cell lymphoma  Belinostat  Peripheral T cell lymphoma  Tucidinostat  Cutaneous T cell lymphoma  Panobinostat  Multiple myeloma  HDACi in solid tumors   Exploiting Immunotherapy Combinations With HDAC Inhibition  Source: Hontecillas-Prieto,et al. Front Genet., 2020

 Exploiting Immunotherapy Combinations with NHS-IL12  ABSTRACT

 Days Post-Tumor Implant  Tumor Volume (mm3)  EMT6 (BrCa)  NHS-IL12  PBS  ENT  CR: 0/5  1/7  0/7  3/7  7/7  0/7  Days Post-Tumor Implant  Tumor Rechallenge  Survival  Kristin  Hicks  ENT+NHS-rmIL12  rmIL-12  ENT+rmIL-12  Entinostat plus NHS-IL12  Source: Hicks…Schlom, Gameiro. Nat Commun, 2021  Exploiting Immunotherapy Combinations with NHS-IL12

 79%  TGI:  100%  63%  Cures: 40%  100%  20%  Can NHS-IL12 Plus Entinostat Overcome αPD-1/-L1 Refractory Tumors Due to Defects in APM/IFNγ Signaling?  Source: Minnar...Schlom, Gameiro. J Immunother Cancer, 2022

NHS-IL12 Synergizes with Entinostat to Suppress αPD1/αPDL1 Refractory Tumors

TC-1/a9


Tumor volume (mm³ x 1000)
PBS
ENT
NHS-IL12
ENT+NHS-IL12
Days post tumor implant

CMT.64


Tumor Volume (mm³)
PBS
ENT
NHS-IL12
ENT +NHS-IL12
Days post tumor implant

RVP3


Tumor Volume (mm³)
PBS
ENT
NHS-IL12
ENT+NHS-IL12
Days post tumor implant

TC-1/a9 TME

M2 to M1 shift


M1-Macrophages
% of live CD45⁺
****
****


M2-Macrophages
% of live CD45⁺
***
****

Activated CD8⁺ TILs


Ki67⁺
% of CD8⁺ CD44hi
**
***
***

Increased CD8/Tregs


CD8⁺ Ki67⁺/Treg
Ratio
**
***
***


Tumor edge
Tumor core
PBS
Entinostat
NHS-IL12
Entinostat + NHS-IL12
DAPI CD8 GzmB


CD8 counts per region
CD8⁺ cells
GzmB MFI per CD8⁺ T cell
GzmB MFI (x10⁴)
H2Kb
% CD45neg cells
*
***

PDS Biotechnology

29

 Components of Effective Cancer Immunotherapy  Source: Schlom and Gulley. JAMA, 2018

 Clinical Studies of NHS-IL12 / PDS0301  Dr. James Gulley

 Source: Clinical Cancer Research, 2019  Tumor targeted cytokine (binds DNA in areas of necrosis)   Demonstrated safety and biologic activity  MTD 16.8 mg/kg s.c. every 28 days  NCI Phase 1: First in Human (FIH) Study  NCT01417546

NCI Phase 1: FIH Study

- Phase I Study Design (Open Label)
  - Assess the safety, PK and immune impact
  - 3+3 dose-escalation in solid tumors
    - (SAD & MAD portions)
  - Dosing Schedule: Q4W
  - s.c. administration
  - 6 week DLT period
- Primary Objective
  - MTD
- Secondary Objectives
  - PK of subcutaneously administered NHS-IL12
  - Immunogenicity
  - To determine immune response, including frequency of immune cell subtypes infiltrating tumor tissue (CD8 memory/effector cells, CD4 memory/effector cells, Tregs, NK cells, DCs), and activation of T lymphocytes against relevant tumor-associated antigens as measured by tetramer and/or ELISPOT analysis

Dose Level* (mcg/kg)	# of pts	Tumor Types	# of pts	Treatment duration (MD), # of cycles	Tumor Types
0.1	3	Kaposi, Breast, Transitional			
0.5	3	CRC (n=2), Mesothelioma			
1.0	4	CRC (n=4)			
2.0	4	CRC (n=2), Rectal, Pancreatic	4	1, 1, 4, 5	NSCLC (n=3), Renal
4.0	3	CRC, Gallbladder, Lung	4	2, 2, 2, 9	Rectal, Pancreatic, Gallbladder, Prostate
8.0	3	Pancreatic, NEC lung, Esoph (sq)	3	3, 5, 6	CRC (n=2), Pancreatic
12.0	2	Adeno Ca (tongue), Breast	4	1, 3, 3, 14	Prostate (n=2), Thymoma, Anal
16.8 (MTD)			17	1, 1, 2, 2, 2, 2, 2, 2, 3, 4, 6	PDAC, Ovarian (n=3), Breast, Adeno Ca intestinal, Prostate (n=3), Chordoma (n=3), CRC (n=5), Cholangio Ca
21.8			6	1, 2, 2, 2, 3, 6	CRC (n=3), Rhabdomyosarcoma, Ovarian, Adeno Ca intestine
	22 Total		37 Total		

NCT01417546

PDS Biotechnology

*Doses are stated as exact dose in units (eg, mcg/kg) rather than as a percentage

33

 NCI Phase 1 Study: PK Data  Average PK from patients in the multidose cohort who received at least two cycles   Average PK from both the single and multi-dose patients after the first cycle   PK data: Trend for increased exposure with increasing dose with a high degree of inter-subject variability.   New PK assay to be introduced in subsequent studies  ADA testing to be conducted in Q2 2016 with new validated method  NCT01417546

 NCI Phase 1: INF-γ and IL-10 Response to NHS IL-12  Dose dependent systemic IFN-g release with trough levels going back to baseline  Dose dependent IL-10 release with residual levels at Day 14  Average serum cytokine levels from patients in the multi-dose cohort who received at least two cycles   Average serum cytokine levels from both the single and multi-dose patients after the first cycle  IFNg  IFNg  IL-10  IL-10  NCT01417546

 N=13  12 mcg/kg vs. 16.8 mcg/kg s.c. q 2 wk  MTD not exceeded  11 evaluable for clinical activity  6/11 evaluable had stable disease as best response (with 5/11 having PD at first restaging)   NCI Phase 1  NCT01417546

NCI Phase 1: Immune Status at Baseline and Early Changes in the Immune Profile After NHS-IL 12 Associated With Best Overall Response (BOR)

PT	Dose Level (mcg/kg)	Age	Sex	Cancer Type	BOR	Baseline		% Change D14 vs Pre		% Change D28 vs Pre			
						IL-12 p70 (pg/ml)	Non Classical Monocytes	Immature NK	DP NK	Immature NK	CD8	CM CD8	EM CD8
60	12.0	65	F	Colon	PD	0.3	3.8	-42	+130	-15	-10	-53	-30
67	16.8	44	F	Cervical	PD	0.5	4.9	-33	-18	-59	-39	-21	-37
69	16.8	64	F	Cervical	PD	0.7	5.5	+2	+23				
70	16.8	51	F	Colon	PD	0.8	3.2	-46	-44	-53	+5	+4	0
71	16.8	71	M	Prostate	PD	0.3	6.0	-33	+13	-58	-36	-33	-44
63	12.0	35	F	Cervical	SD	0.5	1.1	+52	+342	+32	+22	+51	+35
64	12.0	72	M	Prostate	SD	1.9	2.1	+10	+211	+42	+25	+11	-7
65	12.0	56	M	Prostate	SD	1.7	2.2	+65	+98	+136	-21	-16	-22
66	12.0	79	M	Prostate	SD	1.0	3.3	+10	+516	-24	+31	+62	+49
68	16.8	54	F	Vaginal	SD	2.1	1.0	-32	+23	-43	+14	+20	+30
72	16.8	69	M	Prostate	SD	1.5	2.1	+32	+330	0	+19	-16	+57
Patients treated with high exposure of NHS-IL12 (Q2 weeks)					*Median PD*	*0.5*	*4.4*	*-33*	*+18*	*-53*	*-10*	*-21*	*-30*
					Median SD	*1.7*	*2.1*	*+10*	*+211*	*0*	*+19*	*+11*	*+30*
					p-value	***0.0173***	***0.0087***	***0.0087***	***0.0173***	***0.0381***	***0.0381***	***0.0381***	***0.0381***

Low High

NCT01417546

PDS Biotechnology

Source: Gatti-Mays, et al. The Oncologist, 2023, Toney, et al. Int Immunopharm., 2023

37

Versamune® Platform

Versamune® generates right type, potency and quantity of killer T cells



INJECTION SITE
LYMPH NODE
TUMOR SITE
Immunotherapy
Triggers release of Type I FNs
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

1 Recruits T-cells to lymph nodes → **2 Trains** T-cells to target tumors → **3 Arms** T-cells to kill tumor cells

PDS Biotechnology

References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

39

 Versamune®-HPV (PDS0101) Phase 1 Clinical Trial: Confirmation of unique potential to induce rapid and strong CD4 and CD8 T-cell responses against a viral target (HPV16) 14 days post-vaccination  Strong virus-specific CD8 T-cell responses were also confirmed by Granzyme-b ELISPOT (data not shown)  Safe in all subjects: Mild transient vaccine site reactions without systemic toxicity  40  Source: Wood LV. et al, SITC 2019, (O19) Abstract ID 12533  Pre-treatment  Post-treatment  HPV-specific T-cell Response  IFN-γ ELISPOT  HPV-specific T-cell Response  IFN-γ ELISPOT

 Bintrafusp Alfa   Source: Phase I: Strauss…Gulley. Clin Cancer Res. 2018

The combination of PDS0101, bintrafusp alfa and NHS-IL12 (PDS0301) resulted in tumor control in the HPV+ TC-1 syngeneic tumor model



Tumor Weight (mg)
2500
2000
1500
1000
500
0
****
****
****
**
**
**
PBS Control
R-DOTAP
PDS0101
Bintrafusp alfa
NHS-IL12
PDS0101+Bintrafusp alfa
PDS0101+NHS-IL12
NHS-IL12+Bintrafusp alfa
PDS0101+NHS-IL12+ Bintrafusp alfa

G.

Treatment	# Mice with Tumor Volume <300mm^3
PBS Control	0/16
R-DOTAP	0/8
PDS0101	3/16
Bintrafusp alfa	0/16
NHS-IL12	6/16
PDS0101+Bintrafusp alfa	5/16
PDS0101+NHS-IL12	10/16
NHS-IL12+Bintrafusp alfa	8/16
PDS0101+NHS-IL12+Bintrafusp alfa	13/17



PBS Control
R-DOTAP
PDS0101
Bintrafusp alfa
NHS-IL12
PDS0101+ NHS-IL12+ Bintrafusp alfa

PDS Biotechnology

Source: Claire Smalley Rumfield et al. J Immunother Cancer 2020;8:e000612

42

 NCI Triple Combination Study Design  Patients with advanced HPV-related cancers received the combination of   bintrafusp alfa at 1200 mg flat dose i.v. q 2wks,   M9241(NHS-IL12/PDS0301) at 16.8 mcg/kg s.c. q 4 wks or 8 mcg/kg s.c. q 4 weeks and   PDS0101 given as two separate 0.5 ml s.c. injections q 4 wks   HPV genotyping was done with PCR based assays (BD Onclarity or Molecular MD) if testing not already done     Population  Cervical  Anal  P16+ oropharyngeal  Other HPV-associated   Endpoints  Primary: ORRSecondary: safety  Treatment until confirmed progression, unacceptable toxicity, or any criteria for withdrawal; treatment past progression was allowed   43

Effective Translation from Preclinical to Human: PDS0101 + PDS0301 + Checkpoint Inhibitor Shows Clinical Activity

Phase 2 Trial Correlates with Preclinical Results Demonstrating Improved Shrinkage of HPV16+ Tumors with the Triple Combination in Multiple Types of HPV-Associated Cancers

Checkpoint inhibitor refractory patients

- Efficacy data in HPV16-positive patients:
  - Objective response in optimal dose group (high dose PDS0301) - 5/8 (62.5%)[1,2]
  - Median overall survival (OS) is 21 months (all dose groups n=29)[3]

Checkpoint inhibitor naive patients

- Interim data:
  - Objective response - 7/8 (87.5%)[4]
  - Percent of patients alive at median follow-up of 27 months – 6/8 (75.0%)[5]

Safety results (CPI Naïve and Refractory)

- 24/50 (48%) of patients experienced grade 3 and higher adverse events
- 2/50 (4%) experienced grade 4 adverse events



Best Overall Response
Active Against Diverse HPV16 Cancers
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Cervical
Anal
Vaginal/Vulvar
HNSCC*
Higher PDS0301 Dose

*HNSCC – head and neck squamous cell carcinomas

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518. Best Overall Response is defined by RECIST1.1

PDS Biotechnology
44

Effective Translation from Preclinical to Human: PDS0101 + PDS0301 + Checkpoint Inhibitor Shows Clinical Activity

Phase 2 Trial Correlates with Preclinical Results Demonstrating Improved Shrinkage of HPV16+ Tumors with the Triple Combination in ICI Naïve and Refractory Patients

Checkpoint inhibitor refractory patients

Best Overall Response
Active in ICI Naïve and Refractory Patients

- Efficacy data in HP
  - Objective response in optimal dose group (high dose PDS0301) - 5/8 (62.5%)[1,2]
  - Median overall survival (OS) is 21 months (all dose groups n=29)[3]

Checkpoint inhibitor naive patients

- Interim data:
  - Objective response - 7/8 (87.5%)[4]
  - Percent of patients alive at median follow-up of 27 months – 6/8 (75.0%)[5]

Safety results (CPI Naïve and Refractory)

- 24/50 (48%) of patients experienced grade 3 and higher adverse events
- 2/50 (4%) experienced grade 4 adverse events


Best Overall Response
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
ICI Naive
ICI Refractory
Higher PDS0301 dose

*HNSCC – head and neck squamous cell carcinomas

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.
Best Overall Response is defined by RECIST1.1

PDS Biotechnology
45

NCI Publications Involving NHS-IL12  Tumor-targeted interleukin-12 synergizes with entinostat to overcome PD-1/PD-L1 blockade-resistant tumors harboring MHC-I and APM deficiencies. J ImmunoTher Cancer. 2022  Cure of syngeneic carcinomas with targeted IL-12 through obligate reprogramming of lymphoid and myeloid immunity. JCI Insight. 2022.  Tumour-targeted interleukin-12 and entinostat combination therapy improves cancer survival by reprogramming the tumour immune cell landscape. Nat Commun. 2021.  NHS-IL12, a tumor-targeting immunocytokine [review]. Immunotargets Ther. 2021.  Efficient tumor clearance and diversified immunity through neoepitope vaccines and combinatorial immunotherapy. Cancer Immunol Res. 2019.  Temporal changes within the (bladder) tumor microenvironment that accompany the therapeutic effects of the immunocytokine NHS-IL12. J Immunother Cancer. 2019.  Enhanced antitumor effects by combining an IL-12/anti-DNA fusion protein with avelumab, an anti-PD-L1 antibody. Oncotarget. 2017.  First-in-human phase I trial of a tumor-targeted cytokine (NHS-IL12) in subjects with metastatic solid tumors. Clin Cancer Res. 2019.  A phase 1 single arm study of bi-weekly NHS-IL12 in patients with metastatic solid tumors. The Oncologist. 2023.  Immune correlates with response in patients with metastatic solid tumors treated with a tumor targeting immunocytokine NHS-IL12. Int Immunopharm. 2023.

 Panel Discussion

 Closing Remarks  Dr. Lauren V. Wood